GIBRALTAR ANNOUNCES THIRD QUARTER 2024 FINANCIAL RESULTS

Net Sales: $361 Million; EPS: GAAP $1.11, Adjusted $1.27
Strong Operating Cash Flow Generation of $65 Million
Confirms Updated 2024 Outlook for Revenue: $1.31-$1.33B, GAAP, Adjusted EPS: $3.57-$3.71, $4.11-$4.25, Respectively

Buffalo, New York, October 30, 2024 – Gibraltar Industries, Inc. (Nasdaq: ROCK), a leading manufacturer and provider of products and services for the residential, renewable energy, agtech and infrastructure markets, today reported its financial results for the three- and nine-month period ended September 30, 2024.

“Third quarter results were within our previously announced range, with the Renewables and Residential businesses coming in as we anticipated, Agtech sales growing over 30%, and three of our four segments delivering margin growth translating to $65 million in cash flow generation on solid execution and working capital management. We are managing well in a challenging sales environment and are well positioned to weather current market disruptions,” stated Chairman and CEO Bill Bosway.
Third Quarter 2024 Consolidated Results

($Millions, except EPS) Three Months Ended September 30,
	2024	2023	Change		2024	2023	Change
Net Sales	$361.2	$390.7	(7.6)%	Adjusted Net Sales	$361.2	$385.2	(6.2)%
Net Income	$34.0	$39.3	(13.5)%	Adjusted Net Income	$38.9	$42.1	(7.6)%
Diluted EPS	$1.11	$1.28	(13.3)%	Adjusted Diluted EPS	$1.27	$1.37	(7.3)%

GAAP and adjusted net sales were down 7.6% and 6.2%, respectively, driven by solar industry headwinds impacting the Renewables business and a slowdown in the Residential market, partially offset by growth in Agtech.
GAAP net income decreased to $34.0 million, or $1.11 per share, and adjusted net income decreased to $38.9 million, or $1.27 per share.
Adjusted measures exclude charges for restructuring initiatives, acquisition-related items, senior leadership transition costs, and portfolio management actions, as further described in the appended reconciliation of adjusted financial measures.

Third Quarter Segment Results

Residential

($Millions) Three Months Ended September 30,
	2024	2023	Change		2024	2023	Change
Net Sales	$212.4	$227.7	(6.7)%	Adjusted Net Sales	$212.4	$227.7	(6.7)%
Operating Income	$42.1	$42.2	(0.2)%	Adjusted Operating Income	$42.4	$42.8	(0.9)%
Operating Margin	19.8%	18.5%	130 bps	Adjusted Operating Margin	19.9%	18.8%	110 bps

Net sales decreased 6.7% driven by a slower residential market, including the repair and remodel sector, which is impeding the timing and benefit of participation gains as customers take longer to flush inventory from incumbent suppliers.
Operating margins expanded through solid execution, effective price/cost management and 80/20 initiatives.

Renewables

($Millions) Three Months Ended September 30,
	2024	2023	Change		2024	2023	Change
Net Sales	$84.1	$106.4	(21.0)%	Adjusted Net Sales	$84.1	$101.6	(17.2)%
Operating Income	$0.8	$12.9	(93.8)%	Adjusted Operating Income	$5.5	$17.1	(67.8)%
Operating Margin	1.0%	12.1%	(1110)bps	Adjusted Operating Margin	6.5%	16.9%	(1040)bps

Net sales and new project bookings were impacted by trade and regulatory headwinds associated with the two independent AD/CVD investigations, which are forcing the industry to put major focus on completing panel installations and the administrative reporting requirements ahead of the December 3, 2024 expiration of the tariff moratorium for panels granted through the Presidential Proclamation associated with the first investigation. Correspondingly, backlog decreased 24%.
GAAP and adjusted operating margins were impacted by lower volume and product mix associated with the launch and learning curve of the 1P tracker while dealing with the abovementioned industry challenges. GAAP margins were additionally impacted by planned operational improvements, restructuring activities and prior-year portfolio management actions.

Agtech

($Millions) Three Months Ended September 30,
	2024	2023	Change		2024	2023	Change
Net Sales	$41.5	$31.7	30.9%	Adjusted Net Sales	$41.5	$30.9	34.3%
Operating Income	$3.9	$2.1	85.7%	Adjusted Operating Income	$4.2	$1.7	147.1%
Operating Margin	9.3%	6.7%	260 bps	Adjusted Operating Margin	10.1%	5.6%	450 bps

GAAP net sales increased 30.9% and adjusted net sales increased 34.3% driven mainly by projects starting to accelerate in the Produce division including facilities to grow strawberries, lettuce, melons, and vine crops. Additional new projects in both the Produce and Commercial divisions are anticipated to be booked as design work is completed and projects are finalized for launch, the timing of which decreased backlog 3%.
GAAP and adjusted operating margin expansion was driven by volume, product mix, 80/20 initiatives, and solid field execution.

Infrastructure

($Millions) Three Months Ended September 30,
	2024	2023	Change		2024	2023	Change
Net Sales	$23.2	$25.0	(7.2)%	Adjusted Net Sales	$23.2	$25.0	(7.2)%
Operating Income	$6.5	$6.4	1.6%	Adjusted Operating Income	$6.5	$6.4	1.6%
Operating Margin	27.9%	25.6%	230 bps	Adjusted Operating Margin	27.9%	25.6%	230 bps

Net sales decreased by 7.2%, impacted by the timing on a large project in the prior year. Backlog increased 3%. Demand and quoting remain strong, supported by ongoing investment at the federal and state levels.
Operating margins increased 230 basis points, driven by product line mix, new products, 80/20 initiatives, and strong execution.

Business Outlook

Mr. Bosway continued, “Our outlook is unchanged from our recent update, and although we are dealing with some challenging end markets, we expect to deliver earnings growth this year through operational improvement. Our operating teams continue to proactively work through their end market dynamics, and we are focused on supporting our customers while simultaneously growing our participation with them.”

Consolidated net sales are expected to range between $1.31 billion and $1.33 billion, compared to $1.38 billion in 2023, or $1.36 billion on an adjusted basis. GAAP and adjusted EPS are expected to range, respectively, between $3.57 and $3.71, compared to $3.59 in 2023, and between $4.11 and $4.25, compared to $4.09 in 2023.
Third Quarter 2024 Conference Call Details
Gibraltar will host a conference call today starting at 9:00 a.m. ET to review its results for the third quarter of 2024. Interested parties may access the webcast through the Investors section of the Company’s website at www.gibraltar1.com, where related presentation materials will also be posted prior to the conference call. The call also may be accessed by dialing (877) 407-3088 or (201) 389-0927. For interested individuals unable to join the live conference call, a webcast replay will be available on the Company’s website for one year.
About Gibraltar
Gibraltar is a leading manufacturer and provider of products and services for the residential, renewable energy, agtech, and infrastructure markets. Gibraltar’s mission, to make life better for people and the planet, is fueled by advancing the disciplines of engineering, science, and technology. Gibraltar is innovating to reshape critical markets in comfortable living, sustainable power, and productive growing throughout North America. For more please visit www.gibraltar1.com.

Forward-Looking Statements

Certain information set forth in this news release, other than historical statements, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based, in whole or in part, on current expectations, estimates, forecasts, and projections about the Company’s business, and management’s beliefs about future operations, results, and financial position. These statements are not guarantees of future performance and are subject to a number of risk factors, uncertainties, and assumptions. Actual events, performance, or results could differ materially from the anticipated events, performance, or results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from current expectations include, among other things, the availability and pricing of our principal raw materials and component parts, supply chain challenges causing project delays and field operations inefficiencies and disruptions, the loss of any key customers, adverse effects of inflation, our ability to continue to improve operating margins, our ability to generate order flow and sales and increase backlog; our ability to translate our backlog into net sales, other general economic conditions and conditions in the particular markets in which we operate, changes in spending due to laws and government incentives, such as the Infrastructure Investment and Jobs Act, changes in customer demand and capital spending, competitive factors and pricing pressures, our ability to develop and launch new products in a cost-effective manner, our ability to realize synergies from newly acquired businesses, disruptions to IT systems, the impact of East and Gulf coast port strikes, the impact of trade and regulation (including the latest Department of Commerce’s solar panel anti-circumvention investigation, the bifacial exemption revocation, the Auxin Solar challenge to the Presidential waiver of tariffs, deadline to install certain modules under the waiver, and the Uyghur Forced Labor Prevention Act (UFLPA)), rebates, credits and incentives and variations in government spending and our ability to derive expected benefits from restructuring, productivity initiatives, liquidity enhancing actions, and other cost reduction actions.  Before making any investment decisions regarding our company, we strongly advise you to read the section entitled “Risk Factors” in our most recent annual report on Form 10-K which can be accessed under the “SEC Filings” link of the “Investor Info” page of our website at www.Gibraltar1.com. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law or regulation.

Adjusted Financial Measures

To supplement Gibraltar’s consolidated financial statements presented on a GAAP basis, Gibraltar also presented certain adjusted financial measures in this news release and its quarterly conference call, including adjusted net sales, adjusted operating income and margin, adjusted net income, adjusted earnings per share (EPS), free cash flow and adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), each a non-GAAP financial measure. Adjusted net sales reflects the removal of net sales associated with our Processing business, which has been liquidated and our Japan renewables business which was sold on December 1, 2023. Adjusted net income, operating income and margin exclude special charges consisting of restructuring costs (primarily comprised of exit activities costs and impairment of both tangible and intangible assets associated with 80/20 simplification, lean initiatives and / or discontinued products), senior leadership transition costs (associated with new and / or terminated senior executive roles), acquisition related costs (legal and consulting fees for recent business acquisitions), and portfolio management (which represents the operating results generated by our processing business which was liquidated in 2023 and our Japan renewables business which was sold in 2023). These special charges are excluded since they may not be considered directly related to the Company’s ongoing business operations. The aforementioned exclusions along with other adjustments to other income below operating profit are excluded from adjusted EPS. Adjusted EBITDA further excludes interest, taxes, depreciation, amortization and stock compensation expense. In evaluating its business, the Company considers and uses these non-GAAP financial measures as supplemental measures of its operating performance. Free cash flow is operating cash flow less capital expenditures and the related margin is free cash flow divided by net sales. The Company believes that the presentation of adjusted measures and free cash flow provides meaningful supplemental data to investors, as well as management, that are indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods as well as comparison with other companies. Adjusted EBITDA and free cash flow are also useful measures of the Company’s ability to service debt and adjusted EBITDA is one of the measures used for determining the Company’s debt covenant compliance.
Adjustments to the most directly comparable financial measures presented on a GAAP basis are quantified in the reconciliation of adjusted financial measures provided in the supplemental financial schedules that accompany this news release. These adjusted measures should not be viewed as a substitute for the Company’s GAAP results and may be different than adjusted measures used by other companies and the Company’s presentation of non-GAAP financial measures should not be construed as an inference that the Company’s future results will be unaffected by unusual or non-recurring items.

Reconciliations of non-GAAP measures related to full-year 2024 guidance have not been provided due to the unreasonable efforts it would take to provide such reconciliations due to the high variability, complexity and uncertainty with respect to forecasting and quantifying certain amounts that are necessary for such reconciliations.

Contact:
LHA Investor Relations
Jody Burfening/Carolyn Capaccio
(212) 838-3777
rock@lhai.com

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net sales	$361,196	$390,744	$1,006,707	$1,048,925
Cost of sales	267,670	285,360	732,920	769,873
Gross profit	93,526	105,384	273,787	279,052
Selling, general, and administrative expense	49,528	52,194	155,584	153,415
Income from operations	43,998	53,190	118,203	125,637
Interest (income) expense	(1,931)	417	(4,176)	3,216
Other expense (income)	455	(1,040)	(219)	(1,946)
Income before taxes	45,474	53,813	122,598	124,367
Provision for income taxes	11,435	14,536	31,415	33,268
Net income	$34,039	$39,277	$91,183	$91,099

Net earnings per share:
Basic	$1.11	$1.29	$2.98	$2.97
Diluted	$1.11	$1.28	$2.96	$2.96
Weighted average shares outstanding:
Basic	30,530	30,485	30,564	30,638
Diluted	30,750	30,715	30,788	30,808

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	September 30, 2024	December 31, 2023
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$228,879	$99,426
Trade receivables, net of allowance of $5,418 and $5,351, respectively	206,842	172,736
Costs in excess of billings, net	41,603	51,814
Inventories, net	138,171	120,503
Prepaid expenses and other current assets	26,796	17,772
Total current assets	642,291	462,251
Property, plant, and equipment, net	109,811	107,603
Operating lease assets	39,153	44,918
Goodwill	511,941	513,383
Acquired intangibles	118,983	125,980
Other assets	2,411	2,316
	$1,424,590	$1,256,451
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$163,295	$92,124
Accrued expenses	89,510	88,719
Billings in excess of cost	53,788	44,735
Total current liabilities	306,593	225,578
Deferred income taxes	56,497	57,103
Non-current operating lease liabilities	30,990	35,989
Other non-current liabilities	27,277	22,783
Stockholders’ equity:
Preferred stock, $0.01 par value; authorized 10,000 shares; none outstanding	—	—
Common stock, $0.01 par value; authorized 100,000 shares; 34,298 and 34,219 shares issued and outstanding in 2024 and 2023	343	342
Additional paid-in capital	341,306	332,621
Retained earnings	829,694	738,511
Accumulated other comprehensive loss	(2,793)	(2,114)
Cost of 3,944 and 3,778 common shares held in treasury in 2024 and 2023	(165,317)	(154,362)
Total stockholders’ equity	1,003,233	914,998
	$1,424,590	$1,256,451

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2024	2023
Cash Flows from Operating Activities
Net income	$91,183	$91,099
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20,237	20,574
Stock compensation expense	8,686	7,257
Exit activity costs, non-cash	163	572
(Benefit of) provision for deferred income taxes	(615)	179
Other, net	4,160	2,945
Changes in operating assets and liabilities net of effects from acquisitions:
Trade receivables and costs in excess of billings	(23,995)	(44,331)
Inventories	(18,131)	30,431
Other current assets and other assets	(11,781)	(1,426)
Accounts payable	70,867	53,198
Accrued expenses and other non-current liabilities	13,561	46,158
Net cash provided by operating activities	154,335	206,656
Cash Flows from Investing Activities
Acquisitions, net of cash acquired	—	(9,863)
Purchases of property, plant, and equipment, net	(14,326)	(7,976)
Net proceeds from sale of business	350	—
Net cash used in investing activities	(13,976)	(17,839)
Cash Flows from Financing Activities
Proceeds from long-term debt	—	50,000
Long-term debt payments	—	(141,000)
Purchase of common stock at market prices	(10,940)	(29,182)
Net cash used in financing activities	(10,940)	(120,182)
Effect of exchange rate changes on cash	34	(778)
Net increase in cash and cash equivalents	129,453	67,857
Cash and cash equivalents at beginning of year	99,426	17,608
Cash and cash equivalents at end of period	$228,879	$85,465

GIBRALTAR INDUSTRIES, INC.
Reconciliation of GAAP and Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

Three Months Ended September 30, 2024
	Income before taxes	Provision for income taxes	Net income	Net income per share - diluted
As Reported in GAAP Statements	$45,474	$11,435	$34,039	$1.11
Restructuring Charges (1)	5,106	1,128	3,978	0.13
Senior Leadership Transition, Acquisition and Portfolio Management Related Costs (2)	1,194	276	918	0.03
Adjusted Financial Measures	$51,774	$12,839	$38,935	$1.27

	Residential	Renewables	Agtech	Infrastructure	Corporate	Consolidated
Operating Margin	19.8%	1.0%	9.3%	27.9%	n/a	12.2%
Restructuring Charges (1)	—%	5.5%	0.8%	—%	n/a	1.4%
Senior Leadership Transition, Acquisition and Portfolio Management Related Costs (2)	0.1%	—%	—%	—%	n/a	0.3%
Adjusted Operating Margin	19.9%	6.5%	10.1%	27.9%	n/a	13.9%

Income from Operations	$42,055	$825	$3,853	$6,494	$(9,229)	$43,998
Restructuring Charges (1)	106	4,641	328	—	31	5,106
Senior Leadership Transition, Acquisition and Portfolio Management Related Costs (2)	195	—	—	—	817	1,012
Adjusted Income from Operations	$42,356	$5,466	$4,181	$6,494	$(8,381)	$50,116

Net Sales & Adjusted Net Sales (3)	$212,363	$84,064	$41,527	$23,242	$—	$361,196

(1) Comprised primarily of exit activities costs associated with 80/20 simplification, lean initiatives and / or discontinued operations.
(2) Represents senior leadership transition costs associated with changes in leadership positions, acquisition related expenses including due diligence costs and portfolio management costs resulting from terminated or liquidated businesses.
(3) There were no Non-GAAP adjustments to Net Sales in 2024.

GIBRALTAR INDUSTRIES, INC.
Reconciliation of GAAP and Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

Three Months Ended September 30, 2023
	Income before taxes	Provision for income taxes	Net income	Net income per share - diluted
As Reported in GAAP Statements	$53,813	$14,536	$39,277	$1.28
Restructuring Charges (1)	5,033	1,232	3,801	0.12
Acquisition Related Items (2)	698	175	523	0.02
Portfolio Management (3)	(1,568)	(450)	(1,118)	(0.04)
Adjusted Financial Measures Previously Reported	$57,976	$15,493	$42,483	$1.38
Portfolio Management (4)	(505)	(105)	(400)	(0.01)
Adjusted Financial Measures Recast	$57,471	$15,388	$42,083	$1.37

	Residential	Renewables	Agtech	Infrastructure	Corporate	Consolidated
Operating Margin	18.5%	12.1%	6.7%	25.6%	n/a	13.6%
Restructuring Charges (1)	0.3%	4.2%	—%	—%	n/a	1.3%
Acquisition Related Items (2)	—%	0.4%	—%	—%	n/a	0.2%
Portfolio Management (3)	—%	—%	(1.3)%	—%	n/a	(0.1)%
Adjusted Operating Margin Previously Reported	18.8%	16.7%	5.6%	25.6%	n/a	15.0%
Portfolio Management (4)	—%	0.2%	—%	—%	n/a	0.1%
Adjusted Operating Margin Recast	18.8%	16.9%	5.6%	25.6%	n/a	15.1%

Income from Operations	$42,158	$12,907	$2,136	$6,386	$(10,397)	$53,190
Restructuring Charges (1)	676	4,385	5	—	(33)	5,033
Acquisition Related Items (2)	12	457	—	—	229	698
Portfolio Management (3)	—	—	(399)	—	72	(327)
Adjusted Income from Operations Previously Reported	$42,846	$17,749	$1,742	$6,386	$(10,129)	$58,594
Portfolio Management (4)	—	(603)	—	—	—	(603)
Adjusted Income from Operations Recast	$42,846	$17,146	$1,742	$6,386	$(10,129)	$57,991

Net Sales	$227,747	$106,362	$31,666	$24,969	$—	$390,744
Portfolio Management (3)	—	—	(780)	—	—	(780)
Adjusted Net Sales Previously Reported	$227,747	$106,362	$30,886	$24,969	$—	$389,964
Portfolio Management (4)	—	(4,760)	—	—	—	(4,760)
Adjusted Net Sales Recast	$227,747	$101,602	$30,886	$24,969	$—	$385,204

(1) Comprised primarily of exit activities costs and impairments of assets associated with 80/20 simplification, lean initiatives and / or discontinued operations and costs associated with new and / or terminated senior leadership positions.
(2) Comprised primarily of consulting and legal fees for the acquisition and integration of recent business combinations.
(3) Represents the results generated by the Company's processing business liquidated in 2023.
(4) Represents the results generated by the Company's Japan renewables business sold in 2023.

GIBRALTAR INDUSTRIES, INC.
Reconciliation of GAAP and Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

Nine Months Ended September 30, 2024
	Income before taxes	Provision for income taxes	Net income	Net income per share - diluted
As Reported in GAAP Statements	$122,598	$31,415	$91,183	$2.96
Restructuring Charges (1)	10,050	2,356	7,694	0.25
Senior Leadership Transition, Acquisition and Portfolio Management Related Costs (2)	825	(133)	958	0.03
Adjusted Financial Measures	$133,473	$33,638	$99,835	$3.24

	Residential	Renewables	Agtech	Infrastructure	Corporate	Consolidated
Operating Margin	19.6%	1.9%	7.9%	25.2%	n/a	11.7%
Restructuring Charges (1)	—%	4.4%	0.4%	—%	n/a	1.0%
Senior Leadership Transition, Acquisition and Portfolio Management Related Costs (2)	—%	0.1%	—%	—%	n/a	0.1%
Adjusted Operating Margin	19.6%	6.4%	8.4%	25.2%	n/a	12.9%

Income from Operations	$119,714	$4,116	$8,743	$17,605	$(31,975)	$118,203
Restructuring Charges (1)	179	9,359	477	—	35	10,050
Senior Leadership Transition, Acquisition and Portfolio Management Related Costs (2)	195	233	—	—	1,044	1,472
Adjusted Income from Operations	$120,088	$13,708	$9,220	$17,605	$(30,896)	$129,725

Net Sales & Adjusted Net Sales (3)	$611,790	$214,941	$110,062	$69,914	$—	$1,006,707

(1) Comprised primarily of exit activities costs and impairments of assets associated with 80/20 simplification, lean initiatives and / or discontinued operations.
(2) Represents senior leadership transition costs associated with changes in leadership positions, acquisition related expenses including due diligence costs and portfolio management costs resulting from terminated or liquidated businesses.
(3) There were no Non-GAAP adjustments to Net Sales in 2024.

GIBRALTAR INDUSTRIES, INC.
Reconciliation of GAAP and Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

Nine Months Ended September 30, 2023
	Income before taxes	Provision for income taxes	Net income	Net income per share - diluted
As Reported in GAAP Statements	$124,367	$33,268	$91,099	$2.96
Restructuring Charges (1)	8,779	2,229	6,550	0.21
Acquisition Related Items (2)	978	248	730	0.02
Portfolio Management (3)	2,286	140	2,146	0.07
Adjusted Financial Measures Previously Reported	$136,410	$35,885	$100,525	$3.26
Portfolio Management (4)	(1,314)	(265)	(1,049)	(0.03)
Adjusted Financial Measures Recast	$135,096	$35,620	$99,476	$3.23

	Residential	Renewables	Agtech	Infrastructure	Corporate	Consolidated
Operating Margin	18.2%	8.7%	3.3%	22.0%	n/a	12.0%
Restructuring Charges (1)	0.1%	3.0%	0.7%	—%	n/a	0.8%
Acquisition Related Items (2)	—%	0.3%	—%	—%	n/a	0.1%
Portfolio Management (3)	—%	—%	4.3%	—%	n/a	0.4%
Adjusted Operating Margin Previously Reported	18.3%	11.9%	8.7%	22.0%	n/a	13.4%
Portfolio Management (4)	—%	—%	—%	—%	n/a	—%
Adjusted Operating Margin Recast	18.3%	11.9%	8.7%	22.0%	n/a	13.4%

Income from Operations	$115,626	$21,084	$3,349	$14,928	$(29,350)	$125,637
Restructuring Charges (1)	790	7,319	722	—	(52)	8,779
Acquisition Related Items (2)	12	637	37	—	292	978
Portfolio Management (3)	—	—	4,458	—	96	4,554
Adjusted Income from Operations Previously Reported	$116,428	$29,040	$8,566	$14,928	$(29,014)	$139,948
Portfolio Management (4)	—	(1,511)	—	—	—	(1,511)
Adjusted Income from Operations Recast	$116,428	$27,529	$8,566	$14,928	$(29,014)	$138,437

Net Sales	$635,476	$243,026	$102,546	$67,877	$—	$1,048,925
Portfolio Management (3)	—	—	(4,059)	—	—	(4,059)
Adjusted Net Sales Previously Reported	$635,476	$243,026	$98,487	$67,877	$—	$1,044,866
Portfolio Management (4)	—	(10,791)	—	—	—	(10,791)
Adjusted Net Sales Recast	$635,476	$232,235	$98,487	$67,877	$—	$1,034,075

(1) Comprised primarily of exit activities costs and impairments of assets associated with 80/20 simplification, lean initiatives and / or discontinued operations and costs associated with new and / or terminated senior leadership positions.
(2) Comprised primarily of consulting and legal fees for the acquisition and integration of recent business combinations.
(3) Represents the results generated by the Company's processing business liquidated in 2023.
(4) Represents the results generated by the Company's Japan renewables business sold in 2023.

GIBRALTAR INDUSTRIES, INC.
Reconciliation of GAAP and Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

Year Ended December 31, 2023
	Income before taxes	Provision for income taxes	Net income	Net income per share - diluted
As Reported in GAAP Statements	$148,992	$38,459	$110,533	$3.59
Restructuring Charges (1)	18,072	4,583	13,489	0.43
Portfolio Management & Acquisition Related Items (2)	3,900	1,382	2,518	0.09
Adjusted Financial Measures Previously Reported	$170,964	$44,424	$126,540	$4.11
Portfolio Management (3)	(1,069)	(322)	(747)	(0.02)
Adjusted Financial Measures Recast	$169,895	$44,102	$125,793	$4.09

	Residential	Renewables	Agtech	Infrastructure	Corporate	Consolidated
Operating Margin	17.6%	9.1%	(0.6)%	21.2%	n/a	10.9%
Restructuring Charges (1)	0.6%	2.8%	2.7%	—%	n/a	1.3%
Portfolio Management & Acquisition Related Items (2)	—%	0.3%	2.8%	—%	n/a	0.4%
Adjusted Operating Margin Previously Reported	18.2%	12.3%	5.1%	21.2%	n/a	12.7%
Portfolio Management (3)	—%	—%	—%	—%	n/a	—%
Adjusted Operating Margin Recast	18.2%	12.3%	5.1%	21.2%	n/a	12.7%

Income from Operations	$143,068	$30,160	$(928)	$18,529	$(40,100)	$150,729
Restructuring Charges (1)	4,811	9,394	3,918	—	(51)	18,072
Portfolio Management & Acquisition Related Items (2)	12	968	4,156	—	389	5,525
Adjusted Income from Operations Previously Reported	$147,891	$40,522	$7,146	$18,529	$(39,762)	$174,326
Portfolio Management (3)	—	(1,252)	—	—	—	(1,252)
Adjusted Income from Operations Recast	$147,891	$39,270	$7,146	$18,529	$(39,762)	$173,074

Net Sales	$814,803	$330,738	$144,967	$87,228	$—	$1,377,736
Portfolio Management (4)	—	—	(4,059)	—	—	(4,059)
Adjusted Net Sales Previously Reported	$814,803	$330,738	$140,908	$87,228	$—	$1,373,677
Portfolio Management (3)	—	(11,724)	—	—	—	(11,724)
Adjusted Net Sales Recast	$814,803	$319,014	$140,908	$87,228	$—	$1,361,953

(1) Comprised primarily of exit activities costs and impairments of assets associated with 80/20 simplification, lean initiatives and / or discontinued operations and costs associated with new and / or terminated senior leadership positions.
(2) Comprised primarily of consulting and legal fees for the acquisition and integration of recent business combinations, along with the results generated by the Company's processing business liquidated in 2023.
(3) Represents the results generated by the Company's Japan renewables business sold in 2023.
(4) Represents the net sales generated by the Company's processing business liquidated in 2023.

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands)
(unaudited)

Three Months Ended September 30, 2024
	Consolidated	Residential	Renewables	Agtech	Infrastructure

Adjusted Net Sales	$361,196	$212,363	$84,064	$41,527	$23,242

Net Income	34,039
Provision for Income Taxes	11,435
Interest Income	(1,931)
Other Expense	455
Operating Profit	43,998	42,055	825	3,853	6,494
Adjusted Measures*	6,118	301	4,641	328	—
Adjusted Operating Profit	50,116	42,356	5,466	4,181	6,494
Adjusted Operating Margin	13.9%	19.9%	6.5%	10.1%	27.9%
Adjusted Other Expense	273	—	—	—	—
Depreciation & Amortization	6,821	2,545	2,102	782	744
Stock Compensation Expense	2,328	464	235	95	63
Less: SLT Related Stock Compensation Expense	(59)	—	—	—	—
Adjusted Stock Compensation Expense	2,269	464	235	95	63
Adjusted EBITDA	$58,933	$45,365	$7,803	$5,058	$7,301

Adjusted EBITDA Margin	16.3%	21.4%	9.3%	12.2%	31.4%

Cash Flow - Operating Activities	64,682
Purchase of PPE, Net	(5,619)
Free Cash Flow	59,063
Free Cash Flow - % of Adjusted Net Sales	16.4%

*Adjusted Measures details are presented on the corresponding Reconciliation of GAAP and Adjusted Financial Measures

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands)
(unaudited)

Three Months Ended September 30, 2023
	Consolidated	Residential	Renewables	Agtech	Infrastructure

Adjusted Net Sales*	$385,204	$227,747	$101,602	$30,886	$24,969

Net Income	39,277
Provision for Income Taxes	14,536
Interest Expense	417
Other Income	(1,040)
Operating Profit	53,190	42,158	12,907	2,136	6,386
Adjusted Measures*	4,801	688	4,239	(394)	—
Adjusted Operating Profit	57,991	42,846	17,146	1,742	6,386
Adjusted Operating Margin	15.1%	18.8%	16.9%	5.6%	25.6%
Adjusted Other Expense**	147	—	—	—	—
Depreciation & Amortization**	6,909	2,586	2,171	943	783
Less: Japan Depreciation & Amortization	(178)	—	(178)	—	—
Adjusted Depreciation & Amortization	6,731	2,586	1,993	943	783
Stock Compensation Expense	2,201	528	204	(194)	109
Adjusted EBITDA Recast**	$66,776	$45,960	$19,343	$2,491	$7,278

Adjusted EBITDA Margin Recast**	17.3%	20.2%	19.0%	8.1%	29.1%

Adjusted EBITDA Previously Reported	$67,459	$45,960	$20,124	$2,491	$7,278
Adjusted EBITDA Margin Previously Reported	17.3%	20.2%	18.9%	8.1%	29.1%

Cash Flow - Operating Activities	92,562
Purchase of PPE, Net	(2,692)
Free Cash Flow	89,870
Free Cash Flow - % of Adjusted Net Sales	23.0%

*Details of recast amounts for the sale of the Japan based solar racking business within the Renewables segment are presented on corresponding Reconciliation of GAAP and Adjusted Financial Measures
**Recast to exclude sale of Japan based solar racking business within the Renewables segment

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands)
(unaudited)

Nine Months Ended September 30, 2024
	Consolidated	Residential	Renewables	Agtech	Infrastructure

Adjusted Net Sales	$1,006,707	$611,790	$214,941	$110,062	$69,914

Net Income	91,183
Provision for Income Taxes	31,415
Interest Income	(4,176)
Other Income	(219)
Operating Profit	118,203	119,714	4,116	8,743	17,605
Adjusted Measures*	11,522	374	9,592	477	—
Adjusted Operating Profit	129,725	120,088	13,708	9,220	17,605
Adjusted Operating Margin	12.9%	19.6%	6.4%	8.4%	25.2%
Adjusted Other Expense	428	—	—	—	—
Depreciation & Amortization	20,237	7,643	6,052	2,420	2,236
Stock Compensation Expense	8,686	1,341	684	283	181
Less: SLT Related Stock Compensation Expense	(59)	—	—	—	—
Adjusted Stock Compensation Expense	8,627	1,341	684	283	181
Adjusted EBITDA	$158,161	$129,072	$20,444	$11,923	$20,022

Adjusted EBITDA Margin	15.7%	21.1%	9.5%	10.8%	28.6%

Cash Flow - Operating Activities	154,335
Purchase of PPE, Net	(14,326)
Free Cash Flow	140,009
Free Cash Flow - % of Adjusted Net Sales	13.9%

*Adjusted Measures details are presented on the corresponding Reconciliation of GAAP and Adjusted Financial Measures

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands)
(unaudited)

Nine Months Ended September 30, 2023
	Consolidated	Residential	Renewables	Agtech	Infrastructure

Adjusted Net Sales*	$1,034,075	$635,476	$232,235	$98,487	$67,877

Net Income	91,099
Provision for Income Taxes	33,268
Interest Expense	3,216
Other Income	(1,946)
Operating Profit	125,637	115,626	21,084	3,349	14,928
Adjusted Measures*	12,800	802	6,445	5,217	—
Adjusted Operating Profit	138,437	116,428	27,529	8,566	14,928
Adjusted Operating Margin	13.4%	18.3%	11.9%	8.7%	22.0%
Adjusted Other Expense**	125	—	—	—	—
Depreciation & Amortization**	20,574	7,542	6,561	2,850	2,349
Less: Japan Depreciation & Amortization	(561)	—	(561)	—	—
Adjusted Depreciation & Amortization	20,013	7,542	6,000	2,850	2,349
Stock Compensation Expense	7,257	1,135	651	140	212
Adjusted EBITDA Recast**	$165,582	$125,105	$34,180	$11,556	$17,489

Adjusted EBITDA Margin Recast**	16.0%	19.7%	14.7%	11.7%	25.8%

Adjusted EBITDA Previously Reported	$167,457	$125,105	$36,252	$11,556	$17,489
Adjusted EBITDA Margin Previously Reported	16.0%	19.7%	14.9%	11.7%	25.8%

Cash Flow - Operating Activities	206,656
Purchase of PPE, Net	(7,976)
Free Cash Flow	198,680
Free Cash Flow - % of Adjusted Net Sales	19.0%

*Details of recast amounts for the sale of the Japan based solar racking business within the Renewables segment are presented on corresponding Reconciliation of GAAP and Adjusted Financial Measures
**Recast to exclude sale of Japan based solar racking business within the Renewables segment

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands)
(unaudited)

Year Ended December 31, 2023
	Consolidated	Residential	Renewables	Agtech	Infrastructure

Adjusted Net Sales*	$1,361,953	$814,803	$319,014	$140,908	$87,228

Net Income	110,533
Provision for Income Taxes	38,459
Interest Expense	3,002
Other Income	(1,265)
Operating Profit	150,729	143,068	30,160	(928)	18,529
Adjusted Measures*	22,345	4,823	9,110	8,074	—
Adjusted Operating Profit	173,074	147,891	39,270	7,146	18,529
Adjusted Operating Margin	12.7%	18.2%	12.3%	5.1%	21.2%
Adjusted Other Expense**	228	—	—	—	—
Depreciation & Amortization**	27,378	10,079	8,670	3,790	3,137
Less: Japan Depreciation & Amortization	(676)	—	(676)	—	—
Adjusted Depreciation & Amortization	26,702	10,079	7,994	3,790	3,137
Stock Compensation Expense	9,750	1,633	881	197	289
Adjusted EBITDA Recast**	$209,298	$159,603	$48,145	$11,133	$21,955

Adjusted EBITDA Margin Recast**	15.4%	19.6%	15.1%	7.9%	25.2%

Adjusted EBITDA Previously Reported	$211,043	$159,603	$50,073	$11,133	$21,955
Adjusted EBITDA Margin Previously Reported	15.4%	19.6%	15.1%	7.9%	25.2%

Cash Flow - Operating Activities	218,476
Purchase of PPE, Net	(13,906)
Free Cash Flow	204,570
Free Cash Flow - % of Adjusted Net Sales	14.9%

*Details of recast amounts for the sale of the Japan based solar racking business within the Renewables segment are presented on corresponding Reconciliation of GAAP and Adjusted Financial Measures
**Recast to exclude sale of Japan based solar racking business within the Renewables segment